Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  10/09/2006


                          By: /s/ Jean Bernhard Buttner
                              -------------------------
                                  Jean Bernhard Buttner
                                  Chairman and President
                                  Value Line New York Tax Exempt Trust
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen R. Anastasio, Vice President and Secretary/Treasurer of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  10/09/2006


                          By: /s/ Stephen R. Anastasio
                              ------------------------
                                  Stephen R. Anastasio
                                  Treasurer
                                  Value Line New York Tax Exempt Trust